UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 20, 2024

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
203-849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 1.01	Entry into a Material Definitive Agreement
On March 20, 2024, Xerox Holdings Corporation (the “Company”) completed its previously announced private offering of $500 million aggregate principal amount of 8.875% Senior Notes due 2029 (the “Notes”).
The net proceeds from this offering were approximately $493 million, after deducting the initial purchasers’ commissions and the estimated offering expenses payable by the Company. The Company intends to use the net proceeds of its offering of the Notes together with the net proceeds of the Convertible Notes Offering (as defined in Item 8.01 herein), to (i) refinance all of Xerox Corporation’s outstanding 3.800% Senior Notes due 2024 and $362 million of the Company’s 5.000% Senior Notes due 2025, (ii) repay, redeem or repurchase a portion of the Company’s other outstanding indebtedness and (iii) pay related fees and expenses. The terms of the Notes are governed by an indenture dated as of March 20, 2024 (the “Indenture”), among the Company, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).
The Notes bear interest at a rate of 8.875% per annum payable semi-annually in arrears on May 30 and November 30 of each year, beginning on November 30, 2024. The Notes are unconditionally guaranteed on a senior unsecured basis by Xerox Corporation and Xerox Business Solutions, LLC and will be unconditionally guaranteed on a senior unsecured basis by certain other wholly owned domestic restricted subsidiaries of the Company that incur certain material indebtedness for borrowed money.
At any time and from time to time prior to November 30, 2026, the Company may redeem some or all of the Notes for cash at a redemption price equal to 100% of their principal amount, plus the applicable “make-whole” premium described in the Indenture and accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Beginning on November 30, 2026, the Company may redeem some or all of the Notes at any time and from time to time at the applicable redemption prices listed in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time and from time to time prior to November 30, 2026, the Company may redeem up to 40% of the aggregate principal amount of the Notes with funds from one or more equity offerings at a redemption price equal to 108.875% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.
If the Company experiences a Change of Control Triggering Event (as defined in the Indenture), the Company is required to offer to repurchase the Notes at 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.
The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, prepay, redeem or repurchase certain subordinated debt, issue certain preferred stock or similar equity securities, make loans and investments, sell or otherwise dispose of assets, incur liens, enter into transactions with affiliates, enter into agreements restricting its subsidiaries’ ability to pay dividends, and consolidate, merge or sell all or substantially all assets.
The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in respect of the Notes, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency.
The foregoing summary and description of the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
On March 25, 2024, the Company announced the full exercise of the over-allotment option for its offering of 3.75% Convertible Senior Notes due 2030 (the “Convertible Notes Offering”), raising an additional $50 million and bringing the total gross proceeds from the Convertible Notes Offering to $400 million, as well as the early settlement of its cash tender offers, resulting in the repurchase of $82.8 million aggregate principal amount of Xerox Corporation’s 3.800% Senior Notes due 2024 and $362 million aggregate principal amount of the Company’s 5.000% Senior Notes due 2025.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 4.1	Indenture, dated March 20, 2024 (the “Indenture”), by and among Xerox Holdings Corporation, as issuer, Xerox Corporation and Xerox Business Solutions, LLC, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

Exhibit 4.2	Form of 8.875% Senior Note due 2029 (included in Exhibit 4.1).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

Dated: March 25, 2024	XEROX HOLDINGS CORPORATION

	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

Dated: March 25, 2024	XEROX CORPORATION

	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary